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Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors
     Metris Companies Inc.:


           We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                       /s/ KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 13, 1998